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                                                                    EXHIBIT 23.2





                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Experts" and to the use of our report dated February 5, 1998, with respect to the consolidated financial statements of Hull Trading Company, L.L.C. included in the Registration Statement on Form S-1 and related Prospectus of The Hull Group Inc. dated May 13, 1999.




                                                     /s/ SCHULTZ & CHEZ, L.L.P.




Chicago, Illinois
May 11, 1999